EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 1347 Capital Corp. (the “Company”) for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Hassan R. Baqar, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2016
By	/s/ Hassan R. Baqar
Hassan R. Baqar, Chief Financial Officer
(Principal Financial Officer)